Statement of Cash Flows	Feb. 28, 2017 USD ($)
Cash flows from operating activities:
Net Loss	$ (1,372)
Cash used in operating activities	(1,372)
Cash flows from financing activities:
Proceeds from sale of stock to founders	4,000
Cash provided by financing activities	4,000
Net increase in cash	2,628
Cash-beginning of period
Cash-end of period	2,628
Supplemental Cash Information:
Interest paid in cash
Taxes paid in cash